Exhibit 99.1

XpresSpa Group Announces Participation at the
H.C. Wainwright 23rd Annual Global Investment Conference
September 13-15, 2021 (Virtual Conference)

Posts Updated Presentation to Investor Relations Website that Includes Long-Term Revenue Projections

New York, September 13, 2021 - XpresSpa Group, Inc. (Nasdaq: XSPA) (“XpresSpa” or the “Company”), a health and wellness company, today announced it will be featured as a presenting company at the H.C. Wainwright 23rd Annual Global Investment Virtual Conference. The Company will also be hosting meetings with institutional investors. The conference is being held as a virtual conference on September 13-15, 2021.

Doug Satzman, CEO of XpresSpa, will provide an overview of the Company's business during the presentation. If you are an institutional or retail investor, and would like to listen to the Company’s presentation, please click on the following link (www.hcwevents.com/annualconference) to register for the conference. You may also listen to the company presentation online at: https://journey.ct.events/view/d2d62183-481d-435e-bbd4-db195039d4fc, starting on September 13, 2021 at 7:00 A.M. ET, and archived for 90 days. Over 750 corporate presentations and panels are available live and on-demand on September 13, 2021, starting at 7:00 A.M. (ET).

Event:  H.C. Wainwright 23rd Annual Global Investment Conference (Virtual Conference)

Date:  September 13-15, 2021

Time: 7:00 A.M. (Eastern Time)

Location:  Virtual Conference

Company Webcasting Link: https://journey.ct.events/view/d2d62183-481d-435e-bbd4-db195039d4fc

XpresSpa also posted an updated presentation to the Investor Relations section of the corporate website. This presentation contains an overview of the Company as well as long-term revenue projections through 2025 for its three distinct brands.

“We are very pleased to be furnishing an updated presentation to our investors which discusses our current business and the opportunity we see ahead. As our projections suggest, we are very bullish on our future and believe that we can reach $500 million in annual revenue by the end of 2025, representing a substantial increase from current levels,” said Doug Satzman, XpresSpa CEO.

About XpresSpa Group, Inc.

XpresSpa Group, Inc. (Nasdaq: XSPA) is a leading global health and wellness holding company operating three distinct brands: Treat™, XpresCheck™, and XpresSpa™. Treat is a travel health and wellness brand that will be providing on-demand access to healthcare through technology and personalized services. XpresCheck is a leading on-site airport provider of COVID-19 screening and testing with 13 locations in 11 domestic airports. XpresSpa is a leading airport retailer of spa services and related health and wellness products, with 43 locations in 21 airports globally.

To learn more about XpresSpa Group, visit: www.XpresSpaGroup.com.

To learn more about Treat, visit: www.TreatCare.com.

To learn more about XpresCheck, visit: www.XpresCheck.com.

To learn more about XpresSpa, visit www.XpresSpa.com.

Twitter: @Treat_Care and Instagram: @treat_care

Twitter: @xprescheck and Instagram: @realxprescheck

Twitter: @XpresSpa and Instagram: @XpresSpa

Forward-Looking Statements

This press release may contain "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These include statements preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "estimates," "projects," "intends," "should," "seeks," "future," "continue," or the negative of such terms, or other comparable terminology. Forward-looking statements relating to expectations about future results or events are based upon information available to XpresSpa Group as of today's date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. Additional information concerning these and other risks is contained in XpresSpa Group’s most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and other Securities and Exchange Commission filings. All subsequent written and oral forward-looking statements concerning XpresSpa Group, or other matters and attributable to XpresSpa Group or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. XpresSpa Group does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

About H.C. Wainwright & Co.
H.C. Wainwright is a full-service investment bank dedicated to providing corporate finance, strategic advisory and related services to public and private companies across multiple sectors and regions. H.C. Wainwright & Co. also provides research and sales and trading services to institutional investors. According to Sagient Research Systems, H.C. Wainwright’s team is ranked as the #1 Placement Agent in terms of aggregate CMPO (confidentially marketed public offering), RD (registered direct offering) and PIPE (private investment in public equity) executed cumulatively since 1998.
For more information visit H.C. Wainwright & Co. on the web at www.hcwco.com

Investor Relations:

ICR

Raphael Gross

ir@xpresspagroup.com

(203) 682-8253

Media:

Julie Ferguson

Julie@jfprmedia.com

(312) 385-0098